SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                                COMPSCRIPT, INC.
                (Name of Registrant as Specified in Its Charter)



                                COMPSCRIPT, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                                COMPSCRIPT/Registered Trademark/
                                                "THE CLINICAL COMPANY"
September 30, 1997

Dear Shareholder:

We are pleased to enclose the Company's proxy statement for CompScript's 1997 annual meeting.

As you will note in the materials accompanying the proxy statement, over the past year and one-half, CompScript, Inc. has continued to enjoy strong growth as we have been successful in accomplishing many of the goals set forth in our business plan. For the year ended December 31, 1996, we posted record revenues of $42,716,356, an increase of 22.5% from revenues of $34,856,690 in 1995. That growth has continued during the first half of 1997, with revenues increasing 11% and 21.3%, respectively, during the first and second quarters of 1997 in comparison to the same quarters in 1996.

Overall, CompScript continues to make substantial progress toward the goal we set of becoming a significant, single-source provider of integrated pharmacy management services. This process, as spelled out in our business plan, has been achieved through a combination of acquisitions and through the integration of acquired companies into our existing operating segments. Our ability to successfully integrate and grow the business acquired over the past year is clearly demonstrated by the profit recorded during the recently ended second quarter. As we were not encumbered by non-recurring costs associated with our acquisition programs, we successfully converted the Company's revenue growth into bottom-line profits of $244,300, or $.02 per share.

As we move through the second half of 1997 and into 1998, we will continue to look aggressively for additional acquisitions that can help us build market share in each of our operating segments. Our underlying strategic goal remains the continued building of critical mass, through both internally-generated growth and acquisitions, which will allow us to enhance our position in a highly fragmented segment of the healthcare industry.

I thank you for your continued support and look forward to reporting to you on our progress at our annual meeting scheduled for November 7, 1997.

Sincerely,


COMPSCRIPT, INC.


/s/ BRIAN A. KAHAN
----------------------------
Brian A. Kahan
Chairman and Chief Executive Officer



BAK:jsh

                                 PROXY STATEMENT

                                COMPSCRIPT, INC.

              1225 Broken Sound Parkway, Boca Raton, Florida 33481

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on November 7, 1997

                             -----------------------

To the Shareholders
of Compscript, Inc.:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Compscript, Inc., a Florida corporation (the "Company"), will be held at 9:00 a.m., local time, on Friday, November 7, 1997, at the Embassy Suites, 661 N.W. 53rd Avenue, Boca Raton, Florida for the following purposes:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To consider and act upon a proposal to approve an increase in the number of shares which may be granted under the Company's 1996 Stock Option Plan from 900,000 shares to 1,900,000 shares;

         (3) To ratify the appointment of Ernst & Young, LLP, independent certified public accountants, as the Company's auditors; and

         (4) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on September 12, 1997 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                  By Order of the Board of Directors

                                  BRIAN A. KAHAN
                                  CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                  OFFICER AND PRESIDENT

Boca Raton, Florida
October 1, 1997

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                COMPSCRIPT, INC.

                             ----------------------

                                 PROXY STATEMENT

                              ---------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Compscript, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.0001 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., local time, on Friday, November 7, 1997, at the Embassy Suites, 661 N.W. 53rd Avenue, Boca Raton, Florida or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the form of proxy are first being sent to shareholders is October 1, 1997. Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report on Form 10-KSB, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1225 Broken Sound Parkway, N.W., Suite A, Boca Raton, Florida 33481, and its telephone number is (561) 994-8585.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of five members to the Company's Board of Directors to serve until the Company's 1997 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To consider and act upon a proposal to approve an increase in the number of shares which may be granted under the Company's 1996 Stock Option Plan from 900,000 shares to 1,900,000 shares;

         (3) To ratify the appointment of Ernst & Young, LLP, independent certified public accountants, as the Company's auditors; and

         (4) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the five nominees for director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on September 12, 1997 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 13,996,613 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of September 12, 1997, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) each Named Executive Officer (as defined herein), and (iv) all directors and executive officers as a group:

                                                                                         PERCENTAGE OF
                                                          AMOUNT AND NATURE OF            OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                   BENEFICIAL OWNERSHIP(2)       SHARES OWNED(2)
---------------------------------------                   -----------------------       ---------------
Brian A. Kahan..............................                     4,553,470(3)                   32.3%

Robert J. Gardner...........................                       141,025(4)                    1.0

Malcolm Leonard.............................                        35,086(5)                     *

Robert Edelheit.............................                       107,206(6)                     *

Paul E. Heimberg............................                       115,351(7)                     *

All directors and executive officers
as a group (six persons)....................                     4,952,138(8)                   34.4

----------------------------

*        Less than 1%.
(1) Unless otherwise indicated, the address of each of the listed beneficial owners identified is 1225 Broken Sound Parkway, N.W., Suite A, Boca Raton, Florida 33481. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that warrants or options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised. As of September 12, 1997 there were 13,996,613 shares of Common Stock outstanding.
(3) Includes 4,307,453 shares of Common Stock held in AldenCare Limited Partnership, of which Mr. Kahan is the general partner and 125,000 held by Mr. Kahan's wife. Includes options to purchase 121,017 shares exercisable at $5.13 per share.
(4) Includes options to purchase 140,000 shares exercisable at $5.13 per share.
(5) Includes 3,898 shares of Common Stock held by Mr. Leonard in a Joint Tenancy with a Right of Survivorship ("JTWROS") with his sister Corinne Leonard, 5,848 shares of Common Stock held by Mr. Leonard in a JTWROS with his daughter Jennifer Gottlieb and 5,848 shares of Common Stock held by Mr. Leonard in a JTWROS with his daughter Shari Leonard and options to purchase 19,492 shares exercisable at $5.13 per shares.

(6) Includes options to purchase 58,476 shares exercisable at $5.13 per share.
(7) Includes options to purchase 77,967 shares exercisable at $5.13 per share.
(8)      See notes 3 - 7 above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with for the period which this proxy relates.

                         ELECTION OF DIRECTORS; NOMINEES

         The Company's Articles of Incorporation provide that the number of directors constituting the Company's Board of Directors shall not be less than one nor more than ten, as determined in the manner provided by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors has fixed at five the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1998 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         The Company has nominated each of Brian A. Kahan, Robert Gardner, Malcolm Leonard, Robert Edelheit and Paul E. Heimberg to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

         The following table sets forth certain information concerning the current directors and nominee directors of the Company and the executive officers of the Company:


                     Name                                  Age                                 Title
--------------------------------------------------------------------------------------------------------------------------
Brian A. Kahan ...............................             45             Chairman of the Board, Chief
                                                                          Executive Officer and President of
                                                                          the Company

Robert Gardner...............................              41             Vice President and Director

Juan C. Cocuy................................              39             Chief Financial Officer

Malcolm Leonard ...........................                55             Director

Robert Edelheit ..............................             57             Director

Paul E. Heimberg............................               47             Director


         BRIAN A. KAHAN has been a Chairman, Chief Executive Officer and President of the Company since April 1996. In October 1991, Mr. Kahan found Aldencare and served as its Chief Executive Officer and became Chief Executive Officer of CompScript when it merged with Aldencare in 1994. Mr. Kahan has a B.S. in Pharmacy from the University of Maryland, School of Pharmacy. Mr. Kahan is currently President of the American Society of Consultant Pharmacists and serves on the LTC Commission for the State of Florida. Mr. Kahan is presently a clinical instructor for the University of Florida and Nova Southeastern College of Pharmacy and is a trustee for the Florida Pharmacy Foundation.

         ROBERT GARDNER has been Vice President and Director of the Company since August 1996. From July 1995 to August 1996 Mr. Gardner was group leader of infusion therapy services for Olsten Kimberly Quality Care. From May 1994 to July 1995 Mr. Gardner served as a healthcare consultant. From August 1992 to April 1994 Mr. Gardner served as President of Abbey Pharmaceutical Services, a nationwide provider of institutional and subacute pharmacy services, and, as Western Area Vice President for Abbey Home Healthcare. From 1986 to 1992 Mr. Gardner held a variety of positions with Pharmacy Corporation of America including Vice President of Operations. Mr. Gardner has a Doctor of Pharmacy Degree from the University of Pacific and a Master of Business Administration from the University of Washington.

         JUAN C. COCUY was appointed Chief Financial Officer on July 1, 1997. Mr. Cocuy has been a partner with the accounting firm Martinelli, Cocuy & Co., CPA's in Wellington, Florida since January 1996. From August 1995 to December 1995, Mr. Cocuy was Vice President of The Vinca Group, LLC, Owings Mills, Maryland, a healthcare consulting company. From August 1992 to August 1995,
Mr. Cocuy was Vice President of Finance and Chief Financial Officer of IntegraCare, Inc. in Delray Beach, Florida, a publicly traded integrated health care services provider. From October 1982 to August 1992, Mr. Cocuy served in various capacities with Ernst & Young in West Palm Beach, Florida, most recently as Senior Manager. Mr. Cocuy has a Bachelor of Science degree in business administration from the University of South Florida and is licensed in the State of Florida as a certified public accountant. He is a member of the American and Florida Institutes of CPA's.

         MALCOLM LEONARD has served as a Director of the Company since April 1996. Mr. Leonard is a Certified Public Accountant and has been the managing partner of Leonard & Danzinger, CPA's since 1975. Mr. Leonard is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. Mr. Leonard received a B.S. from Farleigh Dickinson University and is a CPA.

         ROBERT EDELHEIT has served as a Director of the Company since April 1996. Mr. Edelheit is President of United Group Programs, and employee benefit sales and consulting firms with offices in Boca Raton, Atlanta and Philadelphia. Mr. Edelheit received his B.S. in Business from the State University of New York. Mr. Edelheit is editor and publisher of the newsletter, SYNOPSIS, a fax digest with an emphasis on employee benefits. Mr. Edelheit has been an Associate Professor at Florida Atlantic University in Boca Raton, Florida and speaks nationally on Employee Benefits.

         PAUL E. HEIMBERG has served as Director of the Company since April 1996. Mr. Heimberg is a partner with the law firm of Heimberg & Lumer, in Boca Raton, Florida since November, 1995. Previously Mr. Heimberg was a partner with the firm of Heimberg, Heimberg, Rader & Levenstein, P.A. from 1990 to 1995. Mr. Heimberg received his B.A. from the University of Wisconsin and his J.D. from Boston University Law School.

         The Company's officers are elected annually by the Company's Board of Directors and serve at the discretion of the Company's Board of Directors. The Company pays each non-employee director a fee to be determined for each meeting of the Company's Board of Directors, or committee thereof, attended and reimburses all directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company do not receive additional compensation for their services as directors.

         During the year ended December 31, 1996, the Company's Board of Directors held meetings and took action by unanimous written consent a total of 11 times.

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate compensation paid to Brian
A. Kahan by the Company. None of the other executive officers of the Company were paid a total annual salary and bonus for the 1996 fiscal year which was $100,000 or more.

                                                                                    LONG TERM
                                                ANNUAL COMPENSATION(1)            COMPENSATION
                                                ----------------------            ------------
                                                                   OTHER            NUMBER OF
                                   FISCAL                         ANNUAL             OPTIONS            ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR        SALARY         COMPENSATION         GRANTED(2)         COMPENSATION
----------------------              ----        -----          -----------          --------         --------------

Brian A. Kahan,                     1996       $270,000        $           0           121,015           $5,075(3)
Chief Executive Officer             1995        180,000               52,000             0                4,393(3)

------------------------

(1) The columns for "Bonus", "Restricted Stock Awards" and "LTIP Payouts" have been omitted because there is no compensation required to be reported in such columns.

(2) See "Aggregated Fiscal Year-End Options Value Table" for additional information concerning options granted.

(3) Represents auto lease payments of $5,075 and $4,393 in 1996 and 1995, respectively.

EMPLOYMENT AGREEMENTS

         The Company entered into an agreement with Mr. Kahan, amended and restated on August 19, 1996, which provides that he shall serve as Chief Executive Officer and Chairman of the Board of Directors for an initial term of five (5) years, which may be extended for up to three (3) additional one (1) year terms. Mr. Kahan's annual salary for the first year shall be $300,000 subject to annual increases equal to the greater of the percentage increase in the consumer price index or six percent (6%) of the executive's previous year's base salary. Pursuant to the Employment Agreement, Mr. Kahan is required to devote substantially all his business time and attention to the business and affairs of the Company. Mr. Kahan is entitled to a bonus equal to ten percent (10%) of the Company's pre-tax profits for each year of the Agreement. Mr. Kahan was granted 121,017 options exercisable at $5.13 per share. Mr. Kahan is entitled to certain fringe benefits including an automobile allowance and reimbursements for charitable donations or contributions in an amount not to exceed $25,000. No such donations or contributions were made during 1996. In the event that Mr. Kahan's employment is terminated by the Company other than for cause, he shall receive either a lump sum equal to his total compensation and benefits for the remaining balance of the term of the agreement, reduced to present value or such payments on a monthly basis.

         The Company entered into an agreement with Mr. Gardner which provides that Mr. Gardner will serve as Vice President for a two year term beginning June 19, 1996. Mr. Gardner's current annual salary is $150,000, subject to an increase to $200,000 through December 31, 2000. Mr. Gardner is entitled to receive an annual cash bonus equal to $15,000 per year, and an additional cash bonus of an amount not less than $10,000 a year based upon an agreed upon formula. Mr. Gardner was granted fully vested options to purchase 140,000 shares at a price of $5.13 per share. Mr. Gardner is entitled to certain fringe benefits including an automobile allowance. In the event that within twelve (12) months of any change of control of the Company or attempted change of control of the Company (as such terms are defined in the Employment Agreement), the Company terminates the employment of Mr. Gardner under the Employment Agreement, for any reason, or Mr. Gardner's employment is constructively terminated, then in any such event Mr. Gardner shall be entitled to receive the balance of the consideration due under the Employment Agreement.

AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning unexercised stock options to purchase the Company's Common Stock held by the Named Executive Officers as of December 31, 1996. No stock options were exercised by the Named Executive Officers during the year ended December 31, 1996. The Company has not granted any stock appreciation rights.

                           NUMBER OF UNEXERCISED OPTIONS                VALUE OF UNEXERCISED IN-THE-MONEY
                             HELD AT DECEMBER 31, 1996                  OPTIONS AT DECEMBER 31, 1996(1)
                             -------------------------                  -------------------------------
         NAME               EXERCISABLE      UNEXERCISABLE                 EXERCISABLE        UNEXERCISABLE
         ----               -----------      -------------                 -----------        -------------
Brian A. Kahan                  121,017              -0-                       $453,209              $ -0-

(1) Dollar values are calculated based on the difference between the option exercise price $8.875, the closing price on December 31, 1996 as reported by NASDAQ.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Leonard & Danzinger, an accounting firm, of which Malcolm Leonard, a Director of the Company is a principal provided financial services to the Company. In connection for such services, Mr. Leonard's firm received $12,000 during fiscal 1996.

         Robert Edelheit, a Director of the Company served as the agent in connection with the Company's placement of certain of its employee insurance programs. The transaction was an arms length transaction and the policies entered into by the Company were no less favorable than could be obtained from other third parties. Mr. Edelheit received an agent's commission from the insuring company in connection with such policies. The Company paid no consideration to Mr. Edelheit for his services.

         In order to continue the growth and expansion of the Company's mail service operations, on January 9, 1997, the Company entered into a Independent Consulting Agreement ("Consulting Agreement") with Gerard Altieri, ("Altieri"), a former director of the Company, and Ronald J. Reith ("Reith"), a former officer of the Company (the "Consultant"). The Consultant will work with the Company on securing new mail order and related business for the Company and also work with the Company in connection with its Agreement with "PGI". The Consulting Agreement provides that for the one year period through January, 1998 the Consultant shall receive a payment of $50,000 which payments shall be extended for an additional 12 month period if gross revenues (less adjustments) attributable to all PGI business exceed certain targeted amounts. The Consultant shall provide the Company with reasonable detailed monthly reports of their activity including the status of the PGI business and new business. The Consultant shall devote such time as reasonably necessary to perform services under the Consulting Agreement, including maintaining and developing the present and future PGI business. In addition, the Consultant shall receive commissions on gross revenues earned by the Company each and every year from a customer contract procured by the Consultant. The Company and the Consultant are currently reviewing the terms and conditions of this agreement.

                                   PROPOSAL 2:

                 PROPOSAL TO APPROVE THE INCREASE OF THE NUMBER
                OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN
                     TO 1,900,000 SHARES FROM 900,000 SHARES

         In order to continue to offer incentive compensation in the form of stock ownership in the Company and for the Company to be able to continue to issue stock options and other forms of stock-based incentive compensation under the Stock Option Plan, the compensation committee and the board have deemed it advisable to amend the Stock Option Plan to increase the number of shares authorized to be issued under the Stock Option Plan to 1,900,000 shares from 900,000 shares. In the opinion of the compensation committee and the Board, the authorization to issue additional shares would provide an additional incentive to attract and retain qualified and competent persons who provide management services or upon whose efforts and judgment the success of the Company and its subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons. The affirmative vote of the holders of a majority of shares of the Company's Common Stock voting at the Annual Meeting is necessary to approve the Amended Plan.

         Under the Plan, the Company has reserved an aggregate of 900,000 shares of Common Stock for issuance pursuant to options granted under the Plan ("Plan Options"), all of which have been issued. The Board of Directors or the Compensation Committee of the Board of Directors

(the "Committee") of the Company administers the Plan including, without limitation, the selection of the persons who will be granted Plan Options under the Plan, the type of Plan Options to be granted, the number of shares subject to each Plan Option and the Plan Option price.

         Plan Options granted under the Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify ("Non-Qualified Options"). Any Incentive Option granted under the Plan must provide for an exercise price of not less that 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more that 10% of the Company's Common Stock must be at least 110% of such fair market value as determined on the date of the grant. The term of each Plan Option and the manner in which it may be exercised is determined by the Board of the Directors or the Committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in case of an Incentive Option granted to an eligible employee owning more that 10% of the Company's Common Stock, no more than five years after the date of the grant.

         The exercise price of Non-Qualified Options shall be determined by the Board of Directors or the Committee but shall in no event be less than 5% of the fair market value of the underlying shares on the date of grant.

         Officers, key employees, board members and consultants of the Company and its subsidiaries are eligible to receive Non-Qualified Options under the Plan. Only officers, key employees and consultants of the Company who are employed by the Company or by any subsidiary thereof are eligible to receive Incentive Options.

         If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date or three days following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee's death. If the optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, the Plan Option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability. Plan Options will immediately terminate if employment is terminated for cause as determined by the Company.

Certain Federal Income Tax Consequences

         The following is a brief summary of certain federal income tax consequences of option grants and exercises under the Amended Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         The grant of incentive stock options to an employee does not result in any income tax consequences. The exercise of an incentive stock option does not result in any income tax consequences to the employee if the incentive stock option is exercised by the employee during his employment with the Company, or within a specified period after termination of employment due to death or retirement for age or disability under then established rules of the Company. However, the excess of the fair market value of the shares of stock as of the date of exercise over the option price is a tax preference item for purposes of determining an employee's alternative minimum tax. An employee who sells shares acquired pursuant to the exercise of an incentive stock option after the expiration of (i) two (2) years from the date of grant of the incentive stock option, and (ii) one (1) year after the transfer of the shares to him (the "Waiting Period") will generally recognize long term capital gain or loss on the sale.

         An employee who disposes of his incentive stock option shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over (b) the option price. Any additional amount realized on an Early Disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares. If the shares are sold for less than the option price, the employee will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

         The Company will not be entitled to a deduction as a result of the grant of an incentive stock option, the exercise of an incentive stock option, or the sale of incentive stock option shares after the Waiting Period. If an employee disposes of his incentive stock option shares in an Early Disposition, the Company will be entitled to deduct the amount or ordinary income recognized by the employee.

         The grant of non-qualified stock options under the Amended Plan will not result in the recognition of any taxable income by the participants. A participant will recognize income on the date of exercise of the non-qualified stock option equal to the difference between (i) the fair market value on that date of the shares acquired, and (ii) the exercise price. The tax basis of these shares for purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the option by an employee is subject to federal and state income and employment tax withholding.

         Generally, the Company will be entitled to a deduction in the amount reportable as income by the participant on the exercise of a non-qualified stock option.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY'S 1996 STOCK OPTION PLAN.

                                   PROPOSAL 3:

            PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG, LLP,
                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE
                               COMPANY'S AUDITORS

         The Board of Directors of the Company have selected Ernst & Young, LLP, independent certified public accountants, as independent auditors for the Company for the fiscal year ended December 31, 1996 and determined that it would be desirable to request that the Company stockholders ratify such selections. One or more representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

         Although the Board of Directors of the Company is submitting the appointment of Ernst & Young, LLP for stockholder ratification it reserves the right to change the selection of Ernst &

Young, LLP as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder ratification.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG, LLP, AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, business should properly come before the Annual Meeting, the persons named in the accompanying proxy may vote proxies as in their discretion they may deem appropriate, unless they are directed by shareholders otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1998 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's executive offices no later than December 31, 1997.

                                       By Order of the Board of Directors

                                       BRIAN A. KAHAN
                                       CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                       OFFICER AND PRESIDENT

Boca Raton, Florida
October 1, 1997

                                COMPSCRIPT, INC.
                            1225 Broken Sound Parkway
                              Boca Raton, FL 33481

                                      PROXY

The undersigned hereby constitutes and appoints Brian Kahan as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on September 12, 1997, at the Annual Meeting of Stockholders to be held on November 7, 1997, or any adjournment thereof.

1.       Election of Directors
         FOR all nominees listed below             WITHHOLD AUTHORITY to vote
         (except as marked to the                  for all nominees listed
         contrary)         [  ]                              below   [  ]


                      Brian A. Kahan              Robert Edelheit
                      Robert Gardner              Paul E. Heimberg
                      Malcolm Leonard

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

2. To approve an increase in the number of shares which may be granted under the Company's 1996 Stock Option Plan from 900,000 shares to 1,900,000 shares.

           [ ] FOR                  [ ]AGAINST               [ ] ABSTAIN

3. To ratify the appointment of Ernst & Young, LLP, independent certified public accountants, as the Company's auditors for the fiscal year ending December 31, 1997.

           [ ] FOR                  [ ]AGAINST               [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMPSCRIPT, INC. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the Corporate name by President or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

                                            ----------------------------------
                                            Signature

                                            ----------------------------------
                                            Signature If Held Jointly

                                            ----------------------------------
                                            (Please Print Name)


                                            Dated: ______________________, 1997